Supplement to the current prospectus

MFS(R) State Municipal Bond Funds (AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, TN, SC, VA, WV)

Effective immediately, under the sub-heading "I - Risk Return Summary - Principal Risks of an Investment - Municipal Securities Risk," the following paragraph is added:

Municipal Market Risk: The price of municipal instruments can be volatile, and significantly affected by adverse tax or court rulings, legislative or political changes, and by the financial developments of municipal issuers. Loss of the state income tax advantage of municipal instruments issued by a state through an adverse court ruling could have a significant negative impact on the value of such municipal instruments and the overall municipal market. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Effective immediately, the first four paragraphs prior to the state-specific items of the sub-section entitled "State Tax Considerations" under the heading "VII - Other Information" are hereby replaced in their entirety by the following:

State Tax Considerations. As long as the fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

The following discussion of state income tax considerations is very general and is directed at shareholders who are residents of the named state. Your distributions from the fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted. In order for any portion of a fund's distributions to be exempt from state personal income tax in certain states, the fund and its investments must meet certain requirements that vary by state. You are urged to consult your tax adviser

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regarding the effect that an investment in the fund may have on your  particular tax situation.

The U. S. Supreme Court has agreed to review a Kentucky case that held that Kentucky's statute, which exempts interest on Kentucky municipal instruments from state income taxes but imposes income taxes on the interest on other municipal instruments, violates the U. S. Constitution. If the U. S. Supreme Court finds the Kentucky statute to be unconstitutional, the state tax advantage of owning municipal instruments of the state in which you reside versus other municipal instruments would be eliminated. It is anticipated that the case will be heard and decided during the Supreme Court term beginning in October 2007 and ending in April 2008, with a decision expected no later than June 30, 2008.

                  The date of this supplement is June 20, 2007.